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                                                                    EXHIBIT 99.1



[LAKES GAMING, INC. LOGO]                                  NEWS RELEASE
                                                           LAKES GAMING, INC.
                                                           130 CHESHIRE LANE
                                                           MINNETONKA, MN  55305
                                                           952-449-9092
                                                           952-449-9353 (FAX)
                                                           WWW.LAKESGAMING.COM
                                                           TRADED: NASDAQ "LACO"


FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030

FOR IMMEDIATE RELEASE:
Friday, October 19, 2001


          LAKES GAMING ANNOUNCES THIRD QUARTER DILUTED EARNINGS OF $.39


MINNEAPOLIS, FRIDAY, OCTOBER 19, 2001 - LAKES GAMING, INC. (NASDAQ "LACO") today announced results for the third quarter ended September 30, 2001. Revenues for the quarter totaled $8.7 million, compared to $10.7 million in the same quarter in the prior year. Net earnings for the quarter were $4.1 million, basic and diluted earnings were $.39 per share, compared to net earnings of $5.0 million and basic and diluted earnings of $.47 per share and $.46 per share, respectively, in the prior year comparable period.

Revenues for the quarter were derived from fees related to the management of Grand Casino Coushatta. As previously announced, the existing contract with the Coushatta Tribe of Louisiana for management of Grand Casino Coushatta is due to expire on January 16, 2002 and will not be renewed. Revenue for the quarter declined approximately $2.0 million compared to the same quarter in the prior year due to a general decline in operating income at Grand Casino Coushatta. As a result, Lakes' third quarter net earnings decreased approximately $0.9 million compared to prior year third quarter net earnings of $5.0 million.

Lyle Berman, Chairman of the Board and Chief Executive Officer, stated, "The decline in revenue at Coushatta reflects the road construction in progress both south and north of the casino and adverse weather conditions in the surrounding area during the quarter. Also affecting operations were intensive marketing campaigns implemented by casinos in the competitive Lake Charles market. In addition, the tragic events of September 11, 2001





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resulted in a decrease in visitation and, accordingly, revenue during that period. We are pleased that Grand Casino Coushatta has continued to outperform the competitive Louisiana market and remains the market leader."

In addition, Mr. Berman stated, "We are excited about the five planned Indian owned casino resort projects we are currently involved in and continue to work toward their successful development."

Lakes Gaming, Inc. currently manages Grand Casino Coushatta, which is the largest casino resort in Louisiana, under a management contract that expires in January, 2002. The Company has also entered into development and management agreements with four separate tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the east coast. In addition, the Company has agreements for the development of one additional casino on Indian owned land in California through a joint venture with MRD Gaming, and has entered into a joint venture agreement for the development of land on the Las Vegas strip. Lakes Gaming, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".



The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, domestic or global economic conditions, activities of competitors and the presence of new or additional competition, fluctuations and changes in customer preferences and attitudes, changes in federal or state tax laws of the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Company's filings with the Securities and Exchange Commission.




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                       LAKES GAMING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                               SEPTEMBER 30, 2001      DECEMBER 31, 2000
                                                                               ------------------      -----------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                       $ 22,647              $ 10,469
    Short-term investments                                                             3,060                32,477
    Current installments of notes receivable                                          11,736                16,679
    Accounts receivable                                                                4,107                 2,373
    Deferred tax asset                                                                 6,111                13,674
    Other current assets                                                               1,052                 2,383
                                                                                    --------              --------
Total Current Assets                                                                  48,713                78,055
                                                                                    --------              --------
Property and Equipment-Net                                                             2,171                 1,414
                                                                                    --------              --------
OTHER ASSETS:
    Land held for development                                                         71,649                58,671
    Notes receivable-less current installments                                        54,236                35,337
    Cash and cash equivalents-restricted                                              15,296                30,270
    Investments in and notes from unconsolidated affiliates                            2,540                 3,209
    Interest receivable                                                                5,195                 2,027
    Other long-term assets                                                             8,021                 3,826
                                                                                    --------              --------
Total Other Assets                                                                   156,937               133,340
                                                                                    --------              --------
TOTAL ASSETS                                                                        $207,821              $212,809
                                                                                    ========              ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                $    176              $     79
    Current maturities of long-term debt                                                 525                   525
    Income taxes payable                                                               4,546                 5,479
    Litigation and claims accrual                                                      6,672                25,078
    Other accrued expenses                                                             5,470                 4,521
                                                                                    --------              --------
Total Current Liabilities                                                             17,389                35,682
                                                                                    --------              --------
Long-term Liabilities:
    Long-term debt-less current installments                                           1,325                 1,325
                                                                                    --------              --------
Total Long-Term Liabilities                                                            1,325                 1,325
                                                                                    --------              --------
TOTAL LIABILITIES                                                                     18,714                37,007
                                                                                    --------              --------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares;
      10,638 common shares issued and outstanding
      at September 30, 2001, and December 31, 2000                                       106                   106
    Additional paid-in-capital                                                       131,525               131,525
    Retained Earnings                                                                 57,544                44,504
    Accumulated other comprehensive earnings (loss)                                      (68)                 (333)
                                                                                    --------              --------
Total Shareholders' Equity                                                           189,107               175,802
                                                                                    --------              --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $207,821              $212,809
                                                                                    ========              ========




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                       LAKES GAMING, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                              THREE MONTHS ENDED
                                                                    ---------------------------------------
                                                                    SEPTEMBER 30, 2001      OCTOBER 1, 2000
                                                                    ------------------      ---------------
REVENUES:
     Management fee income                                                $ 8,664               $10,684

COSTS AND EXPENSES:
     Selling, general and administrative                                    2,541                 2,647
     Depreciation and amortization                                            323                   329
                                                                          -------               -------
         Total Costs and Expenses                                           2,864                 2,976
                                                                          -------               -------

EARNINGS FROM OPERATIONS                                                    5,800                 7,708
                                                                          -------               -------

OTHER INCOME (EXPENSE):
     Interest income                                                        1,350                 2,040
     Interest expense                                                         (24)                  (24)
     Equity in loss of unconsolidated affiliates                             (103)                 (797)
     Other                                                                      -                    61
                                                                          -------               -------
         Total other income, net                                            1,223                 1,280
                                                                          -------               -------

Earnings before income taxes                                                7,023                 8,988
Provision for income taxes                                                  2,880                 4,012
                                                                          -------               -------


NET EARNINGS                                                              $ 4,143               $ 4,976
                                                                          =======               =======

BASIC EARNINGS PER SHARE                                                  $  0.39               $  0.47
                                                                          =======               =======

DILUTED EARNINGS PER SHARE                                                $  0.39               $  0.46
                                                                          =======               =======

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 10,638                10,638
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                  0                    74
                                                                          -------               -------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                       10,638                10,712
                                                                          =======               =======




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


                       LAKES GAMING, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                               NINE MONTHS ENDED
                                                                    ---------------------------------------
                                                                    SEPTEMBER 30, 2001      OCTOBER 1, 2000
                                                                    ------------------      ---------------
REVENUES:
     Management fee income                                                $27,486               $52,392

COSTS AND EXPENSES:
     Selling, general and administrative                                    8,061                 7,447
     Depreciation and amortization                                            983                 2,578
                                                                          -------               -------
         Total Costs and Expenses                                           9,044                10,025
                                                                          -------               -------

EARNINGS FROM OPERATIONS                                                   18,442                42,367
                                                                          -------               -------

OTHER INCOME (EXPENSE):
     Interest income                                                        4,763                 5,786
     Interest expense                                                         (73)                  (73)
     Equity in loss of unconsolidated affiliates                             (364)               (2,003)
     Provision for litigation loss                                             --               (18,000)
     Write-down of unconsolidated affiliates                                 (666)                   --
     Other                                                                     --                    63
                                                                          -------               -------
         Total other income (expense), net                                  3,660               (14,227)
                                                                          -------               -------

Earnings before income taxes                                               22,102                28,140
Provision for income taxes                                                  9,062                12,359
                                                                          =======               =======

NET EARNINGS                                                              $13,040               $15,781
                                                                          =======               =======

BASIC EARNINGS PER SHARE                                                    $1.23                 $1.48
                                                                          =======               =======

DILUTED EARNINGS PER SHARE                                                  $1.22                 $1.48
                                                                          =======               =======

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 10,638                10,633
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                 40                    25
                                                                          =======               =======
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                       10,678                10,658
                                                                          =======               =======




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